Exhibit 10.7
AMENDMENT TO CONFIRMATION
     THIS AMENDMENT TO CONFIRMATION (this “Amendment”) is made as of this 29th day of June 2007, between Parker Drilling Company (“Issuer”) and Bank of America, N.A. (“BofA”).
     WHEREAS, BofA and Issuer are parties to a Confirmation dated as of June 28, 2007 (the “Confirmation”) relating to Warrants on shares of Issuer;
     WHEREAS, the parties wish to amend the Confirmation on the terms and conditions set forth in this Amendment;
     NOW, THEREFORE, in consideration of their mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
     Section 1. Terms Used but Not Defined Herein. Capitalized terms used but not defined herein shall have the respective meanings given to them in the Confirmation.
     Section 2. Amendments to the Confirmation. The Confirmation is, effective as of the date hereof, hereby amended as follows:
(a) The “Premium” under the Confirmation shall be USD $12,150,000.00. For the avoidance of doubt, the Premium per Warrant set forth in the Confirmation shall remain unchanged.
(b) The “Number of Warrants” under Annex A of the Confirmation shall be 60,184 for Components 1 through 89 and 60,252 for Component 90.
     Section 3. Representations and Warranties. Issuer represents and warrants to BofA that the representations and warranties of Issuer set forth in Section 3 of the Agreement and Section 7 of the Confirmation are true and correct and are hereby deemed to be repeated to BofA as if set forth herein.
     Section 4. Effectiveness. This Amendment shall become effective upon execution by the parties hereto.
     Section 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.
     Section 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
     Section 7. Effectiveness of Confirmation. Except as amended hereby, all the terms of the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

Exhibit 10.7
     Issuer hereby agrees (a) to check this Amendment carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by BofA) correctly sets forth the terms of the agreement between BofA and Issuer with respect to the Transaction, by manually signing this Amendment or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to John Servidio, Facsimile No. 212-230-8610.

Yours faithfully, BANK OF AMERICA, N.A.
By:
Name:
Title:

Agreed and Accepted By:

PARKER DRILLING COMPANY
By:
Name:
Title:

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